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Exhibit 10(ggg)

        AMENDMENT NUMBER ELEVEN, dated as of February 17, 2003 (this "Amendment"), to the Amended and Restated Credit Agreement dated as of November 27, 1998, as previously amended, modified and supplemented and as last amended by Amendment Number Ten, dated as of January 13, 2003 (the "Credit Agreement"), among SUPERIOR TELECOMMUNICATIONS INC. (formerly known as Superior/Essex Corp.), a Delaware corporation (the "Company"), ESSEX GROUP INC., a Michigan corporation ("Essex" and, together with the Company, the "Borrowers"), each of the Guarantors party thereto (the "Guarantors") (which Guarantors include Superior TeleCom Inc., a Delaware corporation (the "Parent")), the lending institutions from time to time party thereto (each a "Lender" and, collectively, the "Lenders"), DEUTSCHE BANK TRUST COMPANY AMERICAS (f/k/a Bankers Trust Company), as Administrative Agent, MERRILL LYNCH & CO., as Documentation Agent, and FLEET NATIONAL BANK, as Syndication Agent (the "Agents"). Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

        WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make, and have made, certain loans and other extensions of credit to the Borrowers;

        WHEREAS, pursuant to Section 4.02(p) of the Credit Agreement, the Borrowers are required to prepay Tranche A Term Loans, Tranche B Term Loans and Non-LIFO Revolving Loans in the aggregate amount of $50,000,000, unless, on or prior to February 17, 2003 an Acceptable Floating Rate Facility Amendment shall have been entered into and a copy delivered to the Administrative Agent;

        WHEREAS, the Borrowers have requested that the Agents and the Lenders amend the proviso in Section 4.02(p) of the Credit Agreement to extend the latest date upon which an Acceptable Floating Rate Facility Amendment may be entered into and delivered to February 27, 2003; and

        WHEREAS, the Agents and the Required Lenders have considered and agreed to the Borrowers' request, upon the terms and conditions set forth in this Amendment;

        NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION ONE—AMENDMENTS

        1.1    Amendment to Section 4.02(p) of the Credit Agreement

        Section 4.02(p) of the Credit Agreement is hereby amended by deleting the date "February 17, 2003" where it appears therein and inserting in lieu thereof the date "February 27, 2003."

SECTION TWO—CONDITIONS TO EFFECTIVENESS

        (a)  This Amendment shall become effective on the date on which the Administrative Agent shall have received:

          (i)    counterparts of this Amendment executed by each Borrower, each Guarantor and Lenders constituting the Required Lenders;

          (ii)  payment in full of all out-of-pocket costs and expenses (including, without limitation, the reasonable fees and disbursements of Simpson Thacher & Bartlett and FTI Policano & Manzo) pursuant to the Credit Agreement (which costs and expenses shall be paid by wire transfer of immediately available funds and distributed by the Administrative Agent to the parties entitled thereto); and

          (iii)  an Officer's Certificate from the Borrowers certifying that no Default or Event of Default has occurred or is continuing (after giving effect to this Amendment).

        (b)  The effectiveness of this Amendment (other than Section Three) is further conditioned upon the accuracy of the representations and warranties set forth in Section Three hereof.

SECTION THREE—REPRESENTATIONS AND WARRANTIES

        Each of the Parent and the Company hereby confirms, reaffirms and restates the representations and warranties made by it in Section 6 of the Credit Agreement and confirms that all such representations and warranties are true and correct in all material respects as of the date hereof (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct only as of such specified date), except such representations and warranties need not be true and correct to the extent that changes in the facts and conditions on which such representations and warranties are based are required or permitted under the Credit Agreement or such changes arise out of events not prohibited by the covenants set forth in Sections 7 and 8 of the Credit Agreement or otherwise permitted by consents or waivers. The Company hereby further represents and warrants (which representations and warranties shall survive the execution and delivery hereof) to the Agents and each Lender that:

          (a)  Each Credit Party has the corporate power and authority to execute, deliver and perform this Amendment and has taken all corporate actions necessary to authorize the execution, delivery and performance of this Amendment;

          (b)  No Default or Event of Default has occurred and is continuing;

          (c)  No consent of any person, and no consent, permit, approval or authorization of, exemption by, notice or report to, or registration, filing or declaration with, any governmental authority is required in connection with the execution, delivery, performance, validity or enforceability against any Credit Party of this Amendment;

          (d)  This Amendment has been duly executed and delivered on behalf of each Credit Party by a duly authorized officer or attorney-in-fact of such Credit Party, and constitutes a legal, valid and binding obligation of each Credit Party enforceable against such Credit Party in accordance with its terms, except as such enforceability may be limited by (a) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting creditors' rights and remedies generally, or (b) general principles of equity (whether such enforceability is considered in a proceeding in equity or at law), and by the discretion of the court before which any proceeding therefor may be brought; and

          (e)  The execution, delivery and performance of this Amendment will not violate (i) any provision of law applicable to any Credit Party or (ii) any contractual obligation of any Credit Party, other than such violations that would not reasonably be expected to result in, singly or in the aggregate, a Material Adverse Effect.

SECTION FOUR—MISCELLANEOUS

        (a)  This Amendment may be executed by the parties hereto in one or more counterparts (including by facsimile), each of which shall be an original and all of which shall constitute one and the same agreement.

        (b)  THIS AMENDMENT SHALL BE GOVERNED BY, CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

        (c)  Except as expressly provided herein, this Amendment shall not constitute a consent or waiver to or modification of any provision, term or condition of the Credit Agreement any other Credit Document or any other agreement, document, instrument or certificate executed in connection therewith. All terms, provisions, covenants, representations, warranties, agreements and conditions contained in the Credit Agreement and the Credit Documents, as amended hereby, are hereby ratified and confirmed and are, and shall remain in full force and effect in accordance with their terms. This Amendment shall not constitute the Lenders' or the Agents' consent, or indicate their willingness to consent to any other amendment, modification or waiver of the Credit Agreement or any other Credit Document.

        (d)  Each of the Borrowers, the Parent and their respective Subsidiaries acknowledges and consents to all of the terms and conditions of this Amendment and agrees that this Amendment and all documents executed in connection herewith do not operate to reduce or discharge such obligations of the Borrowers, the Parent and their respective Subsidiaries under the Credit Agreement or the other Credit Documents. Each of the Borrowers, the Parent and their respective Subsidiaries further acknowledges and agrees that such Borrowers, the Parent and their respective Subsidiaries are truly and justly indebted to the Lenders and the Agents under the Credit Agreement and the other Credit Documents and each has no claims, counterclaims, offsets, or defenses to the Credit Documents and the performance of such obligations of the Borrowers, the Parent and their respective Subsidiaries thereunder or if such Borrowers, the Parent and their respective Subsidiaries did have any such claims, counterclaims, offsets or defenses to the Credit Documents or any transaction related to the Credit Documents, the same are hereby waived, relinquished and released in consideration of the Lenders' execution and delivery of this Amendment. Each of the Borrowers, the Parent and their respective Subsidiaries listed as a Guarantor on the signature pages hereof acknowledges that it is a Guarantor under the Credit Agreement.

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  Exhibit 10(ggg)